United States

Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8503 Hilltop Drive, Ooltewah, Tennessee

37363

(Address of Principal Executive Offices)

(Zip Code)

(423) 238-4171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(b)       On Friday, June 21, 2024, Miller Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Dalton, Georgia. As of the record date, May 6, 2024, there were 11,469,960 shares of common stock entitled to vote at the Annual Meeting. There were present at the Annual Meeting, in person or by proxy, holders of 10,195,893 shares representing 88.89% of the common stock entitled to vote at the Annual Meeting.

The matters considered and voted on by the Company’s shareholders at the Annual Meeting, the votes cast for, withheld or against, and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

1.       The shareholders elected each of the following nine directors to hold office until the annual meeting of shareholders in 2025, or until their successors are duly elected and qualified, with the vote on the matter being reflected as follows:

Nominees	For	Withheld	Non-Votes
Theodore H. Ashford III	8,433,084	856,058	906,751
A. Russell Chandler III	8,414,293	874,849	906,751
Peter Jackson	8,836,455	452,687	906,751
William G. Miller	9,161,852	127,290	906,751
William G. Miller II	9,174,310	114,832	906,751
Javier Reyes	9,130,391	158,752	906,751
Jill Sutton	9,123,514	165,628	906,751
Susan Sweeney	9,207,937	81,205	906,751
Leigh Walton	8,515,859	773,283	906,751

2.       The shareholders voted to approve the compensation of the Company’s named executive officers, on an advisory basis, with the vote on the matter being reflected as follows:

For	Against	Abstain	Non-Votes
9,035,110	407,207	119,117	906,751

3.       The shareholders voted for the ratification of the appointment of Elliot Davis, LLC as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending December 31, 2024, with the vote on the matter being reflected as follows:

For	Against	Abstain	Non-Votes
9,891,423	300,666	3,804	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miller Industries, Inc. (Registrant)

	By:	/s/ Frank Madonia
Frank Madonia
Executive Vice President, General Counsel and Secretary

Dated: June 25, 2024